EX-99.3: UNAUDITED FINANCIAL STATEMENTS

                                                                    Exhibit 99.3

Unaudited Pro Forma condensed consolidated Financial Statements

The following unaudited pro forma condensed consolidated statement of condition at March 31, 2005 and unaudited pro forma condensed consolidated statement of income for the year ended September 30, 2004 and six months ended March 31, 2005, give effect to the merger of GFSB Bancorp, Inc. ("GFSB") and First Federal Banc of the Southwest, Inc. ("FFBSW") completed on May 31, 2005 (the "Merger"). The unaudited pro forma condensed consolidated financial statements are based on the audited consolidated financial statements of FFBSW for the year ended September 30, 2004, the unaudited consolidated financial statements of FFBSW for the six months ended March 31, 2005 and the audited consolidated financial statements of GFSB for the year ended June 30, 2004, and the unaudited consolidated financial statements of GFSB for the six months ended March 31, 2005.

The unaudited pro forma condensed consolidated financial statement give effect to the Merger using the purchase method of accounting under U.S. generally accepted accounting principles. Indirect merger and integration expenses, as well as cost savings and revenue enhancement opportunities that have been or are expected to be incurred/realized by FFBSW are not included in the pro forma statements.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not indicative of the actual results that would have occurred had the Merger been consummated on the date or at the beginning of the period presented, and are not indicative of future results. The unaudited pro forma financial information should be read in conjunction with the audited consolidated financial statements and the notes thereto of FFBSW and GFSB.

The unaudited pro forma stockholders' equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of FFBSW common stock or the actual or future results of operations of FFBSW for any period. Actual results may be materially different from the pro forma information presented.

                    First Federal Banc of the Southwest, Inc.
        Unaudited Pro Forma Condensed Consolidated Statement of Condition
                                 March 31, 2005
                                 (In thousands)

                                                                           GFSB            Pro Forma
                                                          FFBSW           Bancorp         Acquisition        Combined
                                                       Historical (1)   Historical (1)    Adjustments       Pro Forma (1)
                                                        ---------        ---------        ---------         ---------
Assets:
     Cash and cash equivalents                          $   9,997        $   6,930        $  (2,620)(2)     $  14,307
     Interest bearing deposits with banks                  31,728              313                             32,041
     Securities held to maturity                           10,855              390             (160)(3)        11,085
     Securities available for sale                         24,199           49,869                             74,068
     Loans, net                                           262,220          143,326              (40)(3)       405,506
     Premises and equipment                                10,086            2,366              190 (3)        12,642
     Accrued interest receivable                            1,305              850                              2,155
     Core deposit intangible                                   --               --            3,000 (3)         3,000
     Goodwill                                                 409               --            2,040 (3)         2,449
     Other assets                                           6,829            4,127                             10,956
                                                        ---------        ---------        ---------         ---------
        Total assets                                    $ 357,628        $ 208,171        $   2,410         $ 568,209
                                                        =========        =========        =========         =========

Liabilities and Stockholders' Equity
Liabilities:
     Deposits                                           $ 251,062        $ 136,509        $     120  (3)    $ 387,691
     FHLB advances and other borrowed funds                61,793           50,652            9,400  (2)      121,845
     Accrued interest payable and other liabilities         9,599            1,708              (44) (3)       11,263
                                                        ---------        ---------        ---------         ---------
        Total liabilities                                 322,454          188,869            9,476           520,799
Stockholders' equity:
     Common stock                                               4              115             (115) (4)            4
     Additional paid-in capital                             5,403            3,297            8,939  (2)       17,639
     Unearned ESOP                                             --               (4)               4  (4)           --
     Unearned stock award                                      --               --               --                --
     Treasury stock                                        (2,721)              --               --            (2,721)
     Retained Earnings                                     32,668           15,344          (15,344) (4)       32,668
     Other comprehensive income                              (180)             550             (550) (4)         (180)
                                                        ---------        ---------        ---------         ---------
        Total stockholders' equity                         35,174           19,302           (7,066)           47,410
        Total liabilities and stockholders' equity      $ 357,628        $ 208,171        $   2,410         $ 568,209
                                                        =========        =========        =========         =========


1. Assumes the Merger was completed on March 31, 2005 utilizing the purchase method of accounting. Historical amounts for FFBSW and GFSB are as of March 31, 2005, which are the most recently reported amounts.

2. Assumes an estimated aggregate GFSB purchase price of $24.9 million (including the payment for GFSB outstanding shares, ESOP shares and stock options) paid in stock (721,000 shares valued at $16.977 per the agreement) and cash ($11.8 million), funded by $10.0 million in borrowings in the form of two trust preferred debt instruments ($7.0 million funded January 19, 2005 and $3.0 million funded May 23, 2005), along with direct costs of the merger of $861,000, primarily professional fees and severance.

3. Represents the adjustments to record the assets and liabilities of GFSB at fair value utilizing market rates as of the effective date of the Merger (May 31, 2005), and include a decrease in loans of $40,000 and securities of $160,000, a decrease in deposits of $120,000, an increase in borrowings of $600,000 and a decrease in value of other assets of $1.0 million related to the deferred income taxes on fair value adjustments and transaction costs. In addition, an estimated core deposit intangible asset of $3.0 million was recorded. The excess of consideration paid over the fair value of net assets acquired was recorded as goodwill in the amount of $2.0 million and can be summarized as follows (in thousands):

Pro Forma Adjustments to Balance Sheet

FFBSW stock issued                                                     $ 12,236
Cash paid to GFSB stockholders                                           11,759
Direct transaction costs incurred by FFBSW                                  861
                                                                       --------

  Total consideration paid                                             $ 24,856
                                                                       ========

Carrying value of Gallup Federal Savings Bank net assets               $ 19,302
  at March 31, 2005

Fair value adjustments (Dr. / (Cr.))
  Loans                                                    $    (40)
  Securities                                                   (160)
  Core deposit and other intangibles                          3,000
  Deposits                                                      120
  Borrowings                                                   (600)
  Premises                                                      190
  Deferred tax effect of adjustments
     and transaction costs (40%)                              1,004
                                                           --------

      Total fair value adjustments, net                                   3,514
                                                                       --------

      Fair value of net assets acquired
      at March 31, 2005                                                $ 22,816
                                                                       ========

      Goodwill                                                         $  2,040
                                                                       ========


The above amounts are subject to adjustment but are not expected to be materially different than those shown. In accordance with Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets goodwill will not be amortized, but will be reviewed for impairment at least annually.

4. Adjustments represent the reversal of GFSB stockholders' equity.

                    First Federal Banc of the Southwest, Inc.
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                       For Six Months Ended March 31, 2005
                    (In thousands, except per share amounts)

                                                                           GFSB             Pro Forma
                                                         FFBSW            Bancorp          Acquisition        Combined
                                                      Historical (1)    Historical (1)     Adjustments      Pro Forma (1)
                                                       -----------       -----------       -----------       -----------
Interest income:
  Loans                                                $     8,611       $     4,979       $        (2) (2)  $    13,588
  Securities                                                   509               915                (9) (2)        1,415
  Other                                                        348                50                --               398
                                                       -----------       -----------       -----------       -----------
     Total interest income                                   9,468             5,944               (11)           15,401
Interest expense:
  Deposits                                                   1,374             1,193               (60) (2)        2,507
  Borrowings                                                 1,350             1,142               244  (2)(3)     2,736
                                                       -----------       -----------       -----------       -----------
     Total interest expense                                  2,724             2,335               184             5,243
                                                       -----------       -----------       -----------       -----------
     Net interest income                                     6,744             3,609              (195)           10,158
Provision for loan losses                                       --                60              --                  60
                                                       -----------       -----------       -----------       -----------
Net interest income after provision for loan losses         6,744             3,549              (195)           10,098

Noninterest income:
  Service charges                                              403               424                --  (4)          827
  Gain on sale of loans                                        271                30                --  (4)          301
  Gain on sale of securities                                    --                --                --  (4)           --
  Other                                                        254                43                --  (4)          297
                                                       -----------       -----------       -----------       -----------
     Total other income                                        928               497                --             1,425
Noninterest expense
  Compensation and benefits                                  3,103             1,277                --  (5)        4,380
  Occupancy and equipment                                      438               255                --  (5)          693
  Data processing                                              231               188                --  (5)          419
  Advertising                                                   58                97                --  (5)          155
  Professional fees                                             99               246                --  (5)          345
  Other                                                      1,221               503               174  (2)        1,898
                                                       -----------       -----------       -----------       -----------
     Total other expense                                     5,150             2,566               174             7,890
                                                       -----------       -----------       -----------       -----------

Income before taxes                                          2,522             1,480              (369)            3,633
Income tax                                                   1,019               626              (139) (6)        1,506
                                                       -----------       -----------       -----------       -----------
  Net income                                           $     1,503       $       854       $      (230)      $     2,127
                                                       ===========       ===========       ===========       ===========

Earnings per share:
  Basic                                                $      0.47                                           $      0.54
  Diluted                                                     0.46                                                  0.53
Weighted average common shares outstanding
  Basic                                                  3,197,112                             721,000 (7)     3,918,112
  Diluted                                                3,294,440                             721,000 (7)     4,015,440


FFB shares are as of the six months ended 3/31/05 and have been adjusted to reflect 8 for 1 split effective upon completion of the transaction.

                    First Federal Banc of the Southwest, Inc.
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                          Year Ended September 30, 2004
                    (In thousands, except per share amounts)

                                                                           GFSB             Pro Forma
                                                         FFBSW            Bancorp          Acquisition        Combined
                                                      Historical (1)    Historical (1)     Adjustments      Pro Forma (1)
                                                       -----------       -----------       -----------       -----------
Interest income:
  Loans                                                $    17,282       $     9,973       $        (4) (2)  $    27,251
  Securities                                                 1,132             2,059               (18) (2)        3,173
  Other                                                        358                83                --               441
                                                       -----------       -----------       -----------       -----------
     Total interest income                                  18,772            12,115               (22)           30,865
Interest expense:
  Deposits                                                   2,974             2,790              (120) (2)        5,644
  Borrowings                                                 2,707             2,679               488  (2)(3)     5,874
                                                       -----------       -----------       -----------       -----------
     Total interest expense                                  5,681             5,469               368             11,518
                                                       -----------       -----------       -----------       -----------
     Net interest income                                    13,091             6,646              (390)            19,347
Provision for loan losses                                      198              (969)               --               (771)
                                                       -----------       -----------       -----------       -----------
Net interest income after provision for loan losses        13,289             5,677              (390)           18,576

Noninterest income:
  Service charges                                              881               698                --  (4)        1,579
  Gain on sale of loans                                        586                68                --  (4)          654
  Gain on sale of securities                                    --                (1)               --  (4)           (1)
  Other                                                        471               102                --  (4)          573
                                                       -----------       -----------       -----------       -----------
     Total other income                                      1,938               867                --             2,805
Noninterest expense
  Compensation and benefits                                  6,142             2,403                --  (5)        8,545
  Occupancy and equipment                                    1,473               554                --  (5)        2,027
  Data processing                                              500               375                --  (5)          875
  Advertising                                                  214               207                --  (5)          421
  Professional fees                                            270               217                --  (5)          487
  Other                                                      1,660               875               348  (2)        2,883
                                                       -----------       -----------       -----------       -----------
     Total noninterest expense                              10,259 (6)         4,631 (6)           348            15,238
                                                       -----------       -----------       -----------       -----------
Income before taxes                                          4,968             1,913              (738)            6,143
Income tax                                                   1,911               563              (277) (6)        2,197
                                                       -----------       -----------       -----------       -----------
  Net income                                           $     3,057       $     1,350       $      (461)      $     3,946
                                                       ===========       ===========       ===========       ===========

Earnings per share:
  Basic                                                $      0.96                                           $      1.01
  Diluted                                                     0.96                                                  1.01
Weighted average common shares outstanding
  Basic                                                  3,173,624                             721,000  (7)    3,894,624
  Diluted                                                3,197,120                             721,000  (7)    3,918,120



FFB shares are as of 9/30/04 and have been adjusted to reflect 8 for 1 split effective upon completion of the transaction.

1. Assumes the Merger was completed on October 1, 2003. Historical amounts for FFBSW and GFSB are for the twelve-month period ended September 30, 2004 and June 30, 2004, respectively, which are the most recently reported fiscal year amounts. Historical income results for FFBSW are for the six-month period ended March 31, 2005. GFSB historical income results were derived from the most recently reported unaudited quarterly financial statements for the three months ended December 31, 2004 and March 31, 2005 combined.

2. Purchase accounting adjustments, representing market valuation premiums and discounts attributed to the Merger, for loans, securities, deposits, core deposit intangibles and borrowings are amortized using the straight-line method over their estimated lives. The estimated increase(decrease) on pre-tax income of these purchase accounting adjustments for the five years succeeding the Merger are as follows (in thousands):


                                      Year 1     Year 2     Year 3     Year 4     Year 5     Total
                                     -------    -------    -------    -------    -------    -------
Loans                                $    (4)   $    (4)   $    (4)   $    (4)   $    (4)   $   (20)
Securities                               (18)       (18)       (18)       (18)       (18)       (89)
Core deposit & other intangibles         329        329        329        329        329      1,643
Deposits                                 120       --         --         --         --          120
Borrowings                              (120)      (120)      (120)      (120)      (120)      (600)
Premises                                  19         19         19         19         19         95
                                     -------    -------    -------    -------    -------    -------
                 Total               $   326    $   206    $   206    $   206    $   206    $ 1,149
                                     =======    =======    =======    =======    =======    =======

3. Reflects the increase in interest expense relating to the $10.0 million of additional borrowings used to fund a portion of the Merger purchase price. These funds were assumed to have a pre-tax weighted average rate of 5.83%, which represents the actual yield on those borrowings.

4.   Noninterest income does not reflect revenue enhancement opportunities.

5.   Noninterest expense does not reflect anticipated cost savings.

6. Reflects the tax effect of the pro forma adjustments using FFBSW's statutory tax rate of 40%

7. Reflects the additional estimated 721,000 shares issued in connection with the Merger.